ROMA FINANCIAL Corporation

Annual Meeting
April 18, 2012

Welcome Stockholders

Principal Topics

- Review of our financial condition and operating performance
- Assessment of our Company's principal risks
- Grave implications of FRB waiver of dividends interim rule
- What's ahead

Forward-Looking Statements

Roma Financial Corporation (the "Company") may from time to time make written or oral "forward-looking statements," including statements contained in the Company's filings with the Securities and Exchange Commission, in its reports to stockholders and in other communications by the Company, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties, such as statements of the Company's plans, objectives, expectations, estimates and intentions, that are subject to change based on various important factors (some of which are beyond the Company's control). The following factors, among others, could cause the Company's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: The strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the board of governors of the federal reserve system, inflation, interest rate, market and monetary fluctuations; the timely development of and acceptance of new products and services of the Company and the perceived overall value of these products and services by users, including the features, pricing and quality compared to competitors' products and services; the willingness of users to substitute competitors' products and services for the Company's products and services; the success of the Company in gaining regulatory approval of its products and services, when required; the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); technological changes, acquisitions; changes in consumer spending and saving habits; and the success of the Company at managing the risks involved in the foregoing.

The Company cautions that the foregoing list of important factors is not exclusive. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

General Overview

- Economy still fragile and uncertain
- Positive signals in 2011
- Company has grown and returned value to Stockholders
- Contended with economic forces
- Bank valuations near historic lows
- Change in regulators

Overview of Roma Financial Corporation



Newton
Stroudsburg
Mount Bethel
Hopatcong
Paterson
Clifton
Newark
New
Easton
Elizabeth
Bethlehem
Somerville
Plainfield
Bayonne
New Brunswick
Quakertown
East Brunswick
Long B
Pottstown
Ewing
Trenton
Tinton Falls
Norristown
Lakewood
Bensalem
Drexel Hill
Philadelphia
Toms River
Chester
Camden
Wilmington
Barnegat Beach
Glassboro
Pennsville
Pine Barrens
Mystic Islands
Bridgeton
Millville
Atlantic City
Smyrna
Delaware Bay
Dennisville
Ocean City
Dover
Delaware
Villas
Cape May Court House

- Assets - \$1.9B, Loans - \$1.0B, Deposits - \$1.6B (all record levels)
- 26 branches within 5 New Jersey Counties
- Well capitalized and highly liquid
- Premier standing and reputation
- 91+ year legacy of safety, soundness, stability and sustainability
- Oldest and Largest Community Bank headquartered in Mercer County (Roma Bank)
- Growth internally driven until Sterling acquisition – July 2010
- 334 FTE Employees

Number of Customers
(In Thousands)



120
100
80
60
40
20
0
67.1
70.5
75.9
80.3
97.8
113.7
2006
2007
2008
2009
2010
2011
ROMA & ROMASB

ROMA FINANCIAL
Corporation
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Highlights

Market Capitalization (as of 4/12/12)	$279.3 million
Among 12 MHCs in New Jersey, [1]	
➢ by asset size and market capitalization	Ranked 5th
➢ dividend yield	2nd Highest
➢ percentage price change since IPO of 8 MHCs reporting price declines (-1.60% vs. avg. -42.21%)	Lowest

[1] Data from FinPro December 30, 2011

Pricing Multiple Comparison
(as of 4/12/2012)



180.00%
160.00%
140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
138.5
156.5
139.2
72.3
76.3
68.1
Price / Tangible Book (%)
Price / Fully Converted Tangible Book (%)
Average
Median
Roma



50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
44.6
42.2
44.0
Price / LTM Core EPS (x)
Average
Median
Roma

Source: SNL Financial, FinPro Calculations

Peer Group: CSBK,KRNY,MLVF,EBSB,NFBK

TBVS = Tangible Book Value Per Share
FCTBVS = Fully Converted Tangible Book Value Per Share

ROMA FINANCIAL Corporation
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Stock Price History Since IPO



$18
$16
$14
$12
$10
$8
$6
$4
$2
$-
$9.21
07/12/2006
2006Q3
2006Q4
2007Q1
2007Q2
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
04/12/2012

Source: SNL Financial, FinPro Calculations

Total Return From IPO Date (7/12/2006)
ROMA and the SNL Thrift Index



80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
7.3%
-63.0%
7/12/2006
2006Q3
2006Q4
2007Q1
2007Q2
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
4/12/2012
Roma Total Return
SNL Thrift Index Total Return

Source: SNL Financial, FinPro Calculations

ROMA FINANCIAL Corporation
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Selected Financial Growth Comparisons

	2006-2011 (CAGR)*	2010/2011 % Change	2010/2011 $ Change (In Millions)
Total Assets	16.1%	3.8%	$68.9
Loans **	17.8%	7.1%	$70.0
Deposits	17.4%	4.8%	$72.0
Capital	10.4%	2.6%	$5.5
Net Interest Income	14.8%	14.3%	$6.6
Allowance for Loan Losses	48.0%	-45.0%***	-$4.4***
Net Income	10.0%	36.7%	$1.9

*Sterling Acquisition – July 2010

**Before ALLL, deferred fees and loans in process

***Reflects Write Off of Specific Reserves

ROMA FINANCIAL Corporation
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C - Capital

A- Assets

M- Management

E- Earnings

L- Liquidity

S- Sensitivity

Risk Management

- Risk Management
  - Identify
  - Measure
  - Monitor
  - Control
- Improve risk recognition and stressing
- Actions to mitigate substantive threats
- Board – Management enterprise risk committee


Capital

Capital

Capital remains strong:

Roma Financial Corporation	At December 31 2011	2010
➢ Total Capital	$218,000	$212,500
➢ Consolidated Capital Ratio[1]	11.50%	11.68%

Regulatory Capital Ratios	-----------2011------------ Roma	RomAsia	Well-Capitalized	Minimum
➢ Total Capital[2]	20.72%	22.54%	10.00%	8.00%
➢ Tier 1 Capital[2]	20.17%	21.70%	6.00%	N/A
➢ Core Capital [3]	10.16%	10.94%	5.00%	3.00%

[1] Equity to Assets at Period End
[2] To Risk Weighed Assets
[3] Adjusted Total Assets

ROMA FINANCIAL Corporation
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Capital

Tangible Book Value Per Share:	
➢ Actual as of 12/31/11	$ 7.07
➢ Fully Converted per Minority Share (Based on stock price as of 4/12/12 approximates 75% valuation)	$13.53
Price to Tangible Book Value	144%
Price to Fully Converted Tangible	75%
Dividend Yield (Based on closing price on 3/20/12)	3.14%
Payout Ratio Minority Share	31.43%
Stock Repurchases	0

Deployment of Capital 2006-2011



Capital Expenditures, $22.9
Dividends, $11.0
Acquisitions, $14.7
Stock Repurchases, $37.4

$86.0 million

ROMA FINANCIAL Corporation

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Capital

Capital Risk Assessment
LOW

Assets



Assets



2,000
1,500
1,000
500
0
$ Millions
876.1
907.1
1,077.1
1,312.0
1,819.2
1,888.1
2006
2007
2008
2009
2010
2011

2011 Represents a record for the 11th consecutive year

Asset Composition as of December 31, 2011



Premise & Equipment2.5%
Other 3.7%
Cash & Cash Equivalent4.5%
Investment 38.3%
Loans* 51.0%
*(51.6% with Sold Loans)

$ 1.9 billion

Loans & Loan Quality

Loans



1,200
1,000
800
600
400
200
0
$ Millions
430.1
472.7
529.4
596.9
909.7
979.7
2006
2007
2008
2009
2010
2011

Before ALLL, deferred fees, and loans in process

Loan Composition as of December 31, 2011


C & I
4.0%
Construction
3.6%
Residential R.E.
40.2%
Commercial R.E.
29.9%
Consumer &
Other
22.3%

$ 980 million*

* Before ALLL, deferred fees, and includes loans in process

Asset Quality

Regulatory Focus

- Loan concentration
- Delinquency levels
- Credit approval
- Early detection of problem loans
- Valuation
- Loan resolution

Gross Loan Concentrations by Collateral

		Regulatory Limits				
Loan Concentrations[1]	**Total**	**% of Assets**	**% of Capital**	**% of Assets at 12-31-2011**	**% of Capital at 12-31-2011**	**% of Loans Delinquent**
Commercial & Industrial	$39,184	20%*	N/A	**2.1%**	17.9%	1.2%
Commercial Real Estate	$292,646	N/A	400%	15.5%	**134.2%**	6.8%
Commercial Construction (Secured)	$23,756	No Limit	100%	1.3%	**10.9%**	12.1%
Residential Mortgage	$394,206	No Limit	No Limit	20.9%	180.8%	5.7%
Residential Construction[2] (Secured)	$11,095	No Limit	100%	.6%	**5.0%**	89.9%
Home Equity	$168,962	No Limit	No Limit	8.9%	77.5%	1.9%
Consumer Loans	$49,891	35%	No Limit	**2.6%**	22.9%	1.4%

[1] Before ALLL, deferred fees, and includes loans in process
[2] Former Sterling "Spot Construction" Loans
***Only if 10% of loans are Small Business Loans**

Trend of Total Delinquent Loans, Non Accrual Loans and OREO
(In Millions)



700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
100
90
80
70
60
50
40
30
20
10
-
2006Q4
2007Q4
2008Q4
2009Q4
2010Q4
2011Q4
Industry Total (Left Axis)
Bank Total (Right Axis)
2 per. Mov. Avg. (Industry Total (Left Axis))
2 per. Mov. Avg. (Bank Total (Right Axis))

Source from FinPro Roma Bank Only

ROMA FINANCIAL Corporation
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Asset Quality Metrics as of December 31,


Non-performing Assets / Total Assets
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
0.04%
0.76%
0.96%
1.27%
2.44%
2.56%
2006
2007
2008
2009
2010
2011

Asset Quality Metrics as of December 31,

	In Percent					
	2006	2007	2008	2009	2010	2011
NPLs to Total Loans	0.08	1.46	1.95	2.48	4.44	4.59
NPAs to Total Assets	0.04	0.76	0.96	1.27	2.44	2.56
NCOs to Average Loans Outstanding	------	0.01	0.03	0.05	0.30	0.98
ALLL to Total Loans	0.27	0.34	0.42	0.88	1.08	0.55
with credit marks	------	------	------	------	2.66	1.28
ALLL + Credit Marks (2010 & 2011) to NPLs	322.04	23.25	21.42	35.40	54.10	39.89
Texas Ratio (excluding credit marks)	------	------	------	------	30.04	21.60
(including credit marks)	------	------	------	------	------	20.45

Asset Quality Metrics

Non-Performing Loans

- Up $4.5M over 2010 to $44.9M
- Sterling Non-Performing Loans $19.9M (net of $4.0M in Credit Marks)
- Commercial loans = 46.9% of NPL
- Residential loans = 53.1% of NPL

Allowance for Loan Losses

- Decreased $4.4M to $5.4M*
- ALL/NPL-23.1% (excluding Sterling legacy non-performing loans)
- ALL/NPL-39.8% (including credit marks)

*Reflect write-off of specific reserves

Credit Approval

- Substantially improved underwriting
- Enhanced loan portfolio management
- Chief Credit Officer
- Loan classification committee
- Workout Officer
- In house counsel

Investment Portfolio Quality Profile December 31, 2011



0.37%
3.36%
0.40%
31.90%
63.96%
MBS Rates AA+
Agency Sec. Rated AA+
Munis Rated A to AAA
Corp. Bonds Rated A2
Others Non Rated

$722.2 million

*Excludes Money Market Funds and Interest Bearing Deposits at the FHLBNY
Ratings from Wells Fargo Advisors

ROMA FINANCIAL Corporation

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Assets

Asset Quality Risk Assessment

HIGH

Slowly Improving

Closely Hinged to Economy



Management

Management-General

- Strong Board with diverse and relevant business experience-engaged group
- Experienced and tenured senior and middle management
- Financial and operational performance
- Ongoing Board and staff education and training
- Senior and middle management succession plan/program
- Strengthened the loan workout and compliance functions
- Added in house attorney
- Board and Management ERM committee

Management

Management Risk Assessment
LOW



Earnings

Net Income
($ in Millions)



8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
5.2
7.2
4.7
2.6
5.1
7.0
2006
2007
2008
2009
2010
2011

Earnings

	2011	2010
➢ Net Income	$7.0M	$5.1M
➢ Net Income per share	$.23	$.17
➢ Record level of net interest income	$52.7M	$46.1M
➢ Key elements:		
▪ Provision for loan losses	$4.5M	$6.9M
▪ OREO expense	$263K	$296K
➢ RomAsia net income	$147K	$-158K
➢ Growth in earning assets overcame tightening of average yield		
➢ Reduction in cost of funds contained interest expense		
Ratios		
➢ Return on average equity increased	3.23%	2.38%
➢ Return on average assets ratio up	.37%	.32%

Interest Income/Expense Ratios



Yield on Earning Assets
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.86%
4.47%
4.14%
2009
2010
2011



Cost of Funds
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.30%
1.59%
1.32%
2009
2010
2011



Net Interest Spread
4.0%
3.0%
2.0%
1.0%
0.0%
2.56%
2.88%
2.82%
2009
2010
2011



Non-Interest Expense/Assets
(In Percent)
Average 2.30
4
3
2
1
0
2.42
2.24
2.33
2.21
2.12
2.28
2006
2007
2008
2009
2010
2011

Earnings

Earnings Risk Assessment
MODERATE


Liquidity

Deposit Growth and Composition as of December 31,



$ Millions
1,800
1,500
1,200
900
600
300
0
625.9
4.0%
15.7%
29.7%
50.6%
651.0
3.8%
15.1%
27.0%
54.1%
764.2
3.7%
13.1%
26.7%
56.6%
1015.8
3.2%
12.7%
27.2%
56.9%
1503.6
4.3%
11.8%
29.2%
54.7%
1575.6
4.0%
12.6%
32.8%
50.5%
2006
2007
2008
2009
2010
2011
Certificates of Deposit
Savings & Money Market
Interest Bearing Checking
Non-Interest Bearing Checking

ROMA FINANCIAL Corporation
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Market Share
(in Percent)



9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
3.03
0.84
0.35
0.28
7.35
4.71
0.61
0.44
7.73
5.08
0.81
0.50
2009
2010
2011
Mercer County
Burlington County
Ocean
Middlesex

As of June 30
Camden County not statistically significant
Data from FinPro

Deposit Market Share by County

Mercer, NJ

2011 Rank	Institution (ST)	2011 Number of Branches	6/30/11 Total Deposits in Market ($000)	6/30/11 Total Market Share (%)
1	Wells Fargo & Co. (CA)	18	1,928,662	16.93
2	Bank of America Corp. (NC)	18	1,835,113	16.11
3	PNC Financial Services Group (PA)	27	1,833,526	16.09
4	**Roma Financial Corp. (MHC) (NJ)**	**10**	**881,302**	**7.73**
5	Toronto-Dominion Bank	8	873,564	7.67
6	Santander	14	751,604	6.60
7	First Choice Bank (NJ)	5	449,421	3.94
8	NJ Manufacturers Insurance Co. (NJ)	1	363,272	3.19
9	Bank of Princeton (NJ)	5	355,085	3.12
10	Hopewell Valley Cmnty Bank (NJ)	6	284,912	2.50
	Total For Institutions In Market	**153**	**11,394,421**	

Source: SNL Financial.
Deposit data as of June 30, 2011

Deposit Market Share by County

Burlington, NJ				
2011 Rank	Institution (ST)	2011 Number of Branches	6/30/11 Total Deposits in Market ($000)	6/30/11 Total Market Share (%)
1	Toronto-Dominion Bank	17	1,936,181	23.27
2	Beneficial Mutual Bncp (MHC) (PA)	20	1,384,782	16.64
3	Wells Fargo & Co. (CA)	15	1,245,618	14.97
4	PNC Financial Services Group (PA)	14	816,230	9.81
5	Bank of America Corp. (NC)	10	539,587	6.48
6	**Roma Financial Corp. (MHC) (NJ)**	**11**	**422,871**	**5.08**
7	Cornerstone Financial Corp. (NJ)	6	246,638	2.96
8	Susquehanna Bancshares Inc. (PA)	5	213,299	2.56
9	RBS	5	201,932	2.43
10	Fulton Financial Corp. (PA)	3	191,521	2.30
	Total For Institutions In Market	**135**	**8,322,001**	

Source: SNL Financial.
Deposit data as of June 30, 2011

Liquidity

Liquidity Risk Assessment
LOW


Sensitivity

Sensitivity/Interest Rate Risk

- Risk to earnings or capital from interest rate movements
- Longer term fixed rate assets funded by shorter duration deposits (negative gap)
- Moderate to high level of interest rate risk sensitivity to a rising rate environment
- Moderate net interest income sensitivity
- Moderate level of EVE sensitivity
- Improving negative gap

Sensitivity

Sensitivity Risk Assessment

HIGH

Improving

Dividend Waiver


Members
Depositors and Borrowers
Roma Financial Corporation, MHC
Mutual Holding Company
Roma Financial Corporation
(Stock Holding Company)
(74.5% Owned)
RomAsia Bank
(91.2% Owned)
Roma Bank
(100% Owned)
Roma Bank
Community Foundation
Roma Service Corporation
(100% Owned)
Roma Capital Investment
Corporation
General Abstract & Title Agency
A NJ Corporation
84 Hopewell, LLC
(50% Joint Venture)

Common Stock Holdings

Shares Outstanding %



24.52%
1.00%
74.48%
MHC
Foundation
Minority(a)

(a) Includes shares in ESOP

Shares owned at December 31, 2011

MHC	22,584,995
Public [a]	7,433,614
Foundation	302,318
Total Shares Outstanding	30,320,927
Treasury	2,410,948
Total Shares Issued	32,731,875

FRB Dividend Waiver Regulations for MHCs

CAUSE

- INTERIM FINAL RULE APPEARS TO GO WELL BEYOND THE INTENT OF DODD-FRANK
- RFC, MHC IS GRANDFATHERED SINCE DIVIDENDS WAIVED PRIOR TO DECEMBER 1, 2009 (approximately 24 grandfathered MHCs)

FRB Dividend Waiver Regulations for MHCs

RULE IMPOSES

- ONEROUS, COSTLY AND DISRUPTIVE CONDITIONS
- AFFIRMATIVE VOTE OF MAJORITY OF MUTUAL MEMBERS
- ANNUAL VOTE

FRB Dividend Waiver Regulations for MHCs

ARGUABLE PREMISE OF INTERIM FINAL RULE

- MEMBERS OF MHCs HAVE RIGHTS NEVER BEFORE ACCORDED THEM BEYOND LIQUIDATION RIGHTS
- PRESUMED HIGH CONCENTRATION OF STOCK OWNERSHIP BY DIRECTORS AND OFFICERS
- IRRECONCILABLE CONFLICT OF INTEREST BY DIRECTORS

FRB Dividend Waiver Regulations for MHCs

EFFECT (UNINTENDED OR OTHERWISE)

- DISCOURAGE PUBLIC MHC AS A VIABLE VEHICLE TO RAISE CAPITAL
- ANTICIPATED HEIGHTENED CAPITAL REQUIREMENTS IN CONFLICT WITH CONSTRAINTS ON MHCs AND MUTUALs TO ACCESS CAPITAL
- POSSIBLE CESSATION OR REDUCTION IN DIVIDENDS PAID TO PUBLIC STOCKHOLDERS
- DIRECTORS AND OFFICERS MAY BE REQUIRED TO WAIVE THEIR RIGHT AS STOCKHOLDERS TO DIVIDENDS
- DIMINISHED OWNERSHIP BY DIRECTORS AND OFFICERS CONTRARY TO BENEFIT OF ALIGNING THEIR INTERESTS WITH THOSE OF ALL STOCKHOLDERS

FRB Dividend Waiver Regulations for MHCs

<u>ACTIONS TAKEN BY ROMA BOARD AND MANAGEMENT</u>

- SUBMITTED COMMENT LETTER TO FRB
- MET WITH FRB STAFF IN WASHINGTON, DC
- JOINED ADVOCACY ASSOCIATION --"AMERICA'S MUTUAL HOLDING COMPANIES"
- SUBMITTED DIVIDEND WAIVER REQUEST FOR REMAINING THREE 2012 QUARTERS

FRB Dividend Waiver Regulations for MHCs

STATUS

- FRB STAFF HAS SIGNALED THE FED WILL NOT ACCEPT FURTHER DIVIDEND WAIVER REQUESTS WITHOUT ADHERENCE TO RULE. TREATING SUBMISSIONS AS INCOMPLETE—AVOIDING DENIAL ACTION OR FRB ACTION.

- UNCERTAININTY IN THE FUTURE REQUIREMENTS FOR GRANDFATHERED MHCs TO WAIVE DIVIDENDS IS DISRUPTIVE TO THE COMPANY AND ITS STOCKHOLDERS

Community Support



ROMA FINANCIAL
Corporation
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Looking Ahead

ROMA FINANCIAL

Corporation

Strength Loyalty Wisdom Vision

RomAsia Bank

- Net income of $147K
- Assets reached $136.9 million* – grew 9.5%
- Deposits of $110.0 million – up $12.0M
- Plans for third branch in North Brunswick – Third Quarter
- Expanded Residential and Commercial platforms
- Future Capital Requirements

*At 12-31-2011

ROMA FINANCIAL Corporation
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